Exhibit 10.2

[Closing Date], 2017

Entellus Medical, Inc.

3600 Holly Lane North, Suite 60

Plymouth, Minnesota 55447

Attention: Legal Department

Ladies and Gentlemen:

Reference is made to that certain Agreement and Plan of Merger, dated as of July 5, 2017 (the “Agreement”), by and among Entellus Medical, Inc., a Delaware corporation (“Parent”), Stinger Merger Sub, a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), Spirox, Inc., a Delaware corporation (the “Company”), Fortis Advisors LLC, as the Equityholders Representative.

In order to induce Parent to consummate the transactions contemplated by the Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned, intending to be legally bound, hereby covenants and agrees as follows:

1. Release. The undersigned, on behalf of the undersigned and each of the undersigned’s Associated Parties (as defined below), hereby irrevocably and unconditionally releases the Releasees from any and all charges, complaints, claims, liabilities, obligations, promises, agreements, controversies, damages or causes of action, suits, rights, demands, costs, losses, debts and expenses (including attorneys’ fees and costs incurred) of any nature whatsoever, known or unknown, suspected or unsuspected, that the undersigned may have had in the past, may now have or may have in the future relating to undersigned’s relationship with the Company (collectively, “Claims”); provided that the foregoing release shall not cover Claims arising from rights of the undersigned or any such Associated Parties under or to: (i) any unpaid wages accrued in the ordinary course of business of the Company; (ii) any indemnification or other protections owing to the undersigned or any such Associated Parties under the Company’s certificate of incorporation or bylaws or equivalent charter documents or, in the case of directors or officers, any indemnification agreement between the Company and such director or officer or under any directors’ and officers’ liability insurance policy maintained by the Company; (iii) under the Agreement or under the related Agreements; or (iv) any claim which cannot be waived as a matter of law. The undersigned further agrees not to make or cause to be initiated any claims (expressly including any cross-claim, counterclaim, third party action or application) against any other Person as to whom the undersigned knows or reasonably should know to have a claim of contribution or indemnity against the Persons discharged by this Release, but solely with respect to matters covered by this Release. If the undersigned or any Associated Party brings any claim, suit, action or manner of action against any of the Releasees in administrative proceedings, in arbitration, at law, in equity, or mixed, with respect to any Claim, then the undersigned shall indemnify any such Releasee in the amount or value of any final judgment or settlement (monetary or other) and any related cost (including without limitation reasonable legal fees) entered against, paid or incurred by such Releasee as a result thereof.

2. Resignation. Pursuant to Section 7.2(h)(iv) of the Agreement, the undersigned hereby resigns from the undersigned’s positions as a member of the board of directors and an officer of the Company, contingent upon the occurrence of, and effective at the time of, the Effective Time (as defined in the Agreement).

3. Definitions. For purposes of this letter agreement:

(a) the term “Affiliate” shall mean, with respect to any Person, any other Person that as of the date of this letter agreement or as of any subsequent date, directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with such specified Person, it being understood that for purposes of this letter agreement, “control” means the possession, directly or indirectly, of the power to direct, or cause the direction of, the management and policies of a Person, whether through ownership of voting securities, contract or otherwise, and “controlled” and “controlling” shall have correlative meanings;

(b) the term “Associated Parties” means (i) the undersigned’s successors, executors, administrators, trusts, heirs, beneficiaries and estate (ii) the undersigned’s past, present and future assigns and (iii) agent while under the control and at the direction of the undersigned;

(c) the term “Claim” means any and all charges, complaints, claims, liabilities, obligations, promises, agreements, controversies, damages or causes of action, suits, rights, demands, costs, losses, debts and expenses (including attorneys’ fees and costs incurred) of any nature whatsoever, known or unknown, suspected or unsuspected, that the undersigned may have had in the past, may now have or may have in the future relating to undersigned’s relationship with the Company;

(d) the term “Person” shall mean any: (i) individual; (ii) corporation, general partnership, limited partnership, limited liability partnership, trust, company (including any limited liability company or joint stock company) or other organization or entity; or (iii) governmental body or authority; and

(e) the term “Releasees” means: Company, Parent, Merger Sub or any of their respective advisors, agents, directors, officers, Affiliates, employees, representatives, predecessors, successors, related entities, assigns or the like.

4. Unknown Claims. The undersigned: (a) represents, warrants and acknowledges that the undersigned has been fully advised by the undersigned’s attorney of the contents of Section 1542 of the Civil Code of the State of California and (b) hereby expressly waives, the benefits thereof and any rights that the undersigned may have thereunder. Section 1542 of the Civil Code of the State of California provides as follows:

“A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.”

The undersigned also hereby waives the benefits of, and any rights that the undersigned may have under, any statute or common law principle of similar effect in any jurisdiction, to the extent waivable under such laws.

5. Acknowledgment. The undersigned represents and warrants that: (a) the undersigned has not assigned, transferred, conveyed or otherwise disposed of any Claim against any of the Releasees, or any direct or indirect interest in any such Claim, in whole or in part, and to the best of the undersigned’s knowledge, no other person or entity has any interest in any of the Claims released pursuant to Section 1; (b) this letter agreement has been duly and validly executed and delivered by the undersigned and is a valid and binding obligation of the undersigned and the Associated Parties, and is enforceable against the undersigned and each of the Associated Parties in accordance with its terms; and (c) no authorization, instruction, consent or approval of any person or entity is required to be obtained by the undersigned or any Associated Party in connection with the execution and delivery of this letter agreement or the performance hereof.

6. Miscellaneous.

(a) This letter agreement shall be construed in accordance with, and governed in all respects by, the internal laws of the State of Delaware (without giving effect to principles of conflicts of laws that would require the application of the laws of any other jurisdiction).

(b) This letter agreement and the other agreements referred to herein set forth the entire understanding of the parties hereto relating to the subject matter hereof and thereof and supersede all prior agreements and understandings among or between any of the parties relating to the subject matter hereof and thereof, with the exception of the Agreement and the other documents and instruments referred to therein, the terms of which remain in full force and effect. The undersigned has entered into this letter agreement under the undersigned’s own free will, has consulted with legal counsel regarding this letter agreement and its terms and provisions, and has had a full opportunity to consult with such undersigned’s legal, tax and other professional advisors prior to signing this letter agreement. This letter agreement has been mutually prepared by the parties and no consideration will be given to which party actually prepared any particular provision in the interpretation hereof. The undersigned shall execute and/or cause to be delivered to each Releasee such instruments and other documents, and shall take such other actions, as such Releasee may reasonably request for the purpose of carrying out or evidencing any of the actions contemplated by this letter agreement.

(c) In the event that any provision of this letter agreement, or the application of any such provision to any Person or set of circumstances, shall be determined to be invalid, unlawful, void or unenforceable to any extent, (i) the remainder of this letter agreement, and the application of such provision to Persons or circumstances other than those as to which it is determined to be invalid, unlawful, void or unenforceable, shall not be impaired or otherwise affected and shall continue to be valid and enforceable to the fullest extent permitted by law; (ii) the parties hereto agree that the court or other governmental authority making such determination shall have the power to limit the provision, to delete specific words or phrases, or to replace the provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid, unlawful, void or unenforceable provision; and (iii) in the event such court or other governmental authority does not exercise the power granted to it in the prior clause, the parties hereto agree to replace such invalid, unlawful, void or unenforceable provision with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such invalid, unlawful, void or unenforceable provision.

(d) This letter agreement may not be modified or amended except by an instrument or instruments in writing signed by each party hereto and this letter agreement and the obligations hereunder may not be assigned, transferred or otherwise disposed of by the undersigned or Parent without the prior written consent of the other party; provided, however, that Parent may transfer or assign its rights and obligations under this letter agreement without the consent of any other party hereto, at any time in whole or from time to time in part, to one or more of its controlled Affiliates.

(e) This letter agreement may be executed in one or more counterparts and the delivery of this letter agreement by facsimile or by electronic transmission in .PDF format shall be sufficient to bind the undersigned to the terms and conditions of this letter agreement.

(f) The captions in this letter agreement are included for convenience of reference only and shall be ignored in the construction or interpretation hereof. Any singular term in this letter agreement shall be deemed to include the plural, and any plural term the singular, and words denoting either gender shall include both genders as the context requires. Where a word or phrase is defined herein, each of its other grammatical forms shall have a corresponding meaning. Whenever the words “include,” “includes” or “including” are used in this letter agreement, they shall be deemed to be followed by the words “without limitation,” whether or not they are in fact followed by those words or words of like import.

[Signature Page Follows]

Very truly yours,

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Signature Page to Letter Agreement (Release & Resignation)

ACKNOWLEDGED AND AGREED:

Entellus Medical, Inc.

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Signature Page to Letter Agreement (Release & Resignation)